LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2005

Effective September 1, 2005, Andrew D. Lacey and Richard Tutino will be primarily responsible for the day-to-day management of the assets of each of Lazard Equity Portfolio and Lazard Retirement Equity Portfolio, portfolios of The Lazard Funds, Inc. ("LFI") and Lazard Retirement Series, Inc. ("LRS), respectively. Messrs. Tutino and Lacey, along with Mr. Nicholas Sordoni, will be primarily responsible for the day-to-day management of the assets of each of Lazard U.S. Equity Value Portfolio and Lazard Retirement U.S. Equity Value Portfolio, portfolios of LFI and LRS, respectively. The Portfolios are each managed on a team basis.

June 22, 2005